WesBanco
By all accounts, better.

Accelerating Growth in Pittsburgh
Acquisition of Fidelity Bancorp, Inc.
July 20, 2012

FIDELITY
Bancorp, Inc.

Exhibit 99.1

Forward-looking statements in this presentation relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. The information contained herein should be read in conjunction with WesBanco’s 2011 Annual Report on Form
10-K and documents subsequently filed with the Securities and Exchange
Commission (“SEC”), including WesBanco’s form 10-Q for the quarter ended
March 31, 2012, which are available on the SEC’s website www.sec.gov or at
WesBanco’s website www.wesbanco.com.
Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in
WesBanco’s 2011 Annual Report on Form 10-K filed with the SEC under the section, “Risk Factors” in Part 1, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements. WesBanco does not assume any duty to update any forward-looking statements.

Forward-Looking Statements

Compelling
Strategic Rationale
Logical expansion opportunity into largest deposit market in close proximity to
WSBC headquarters
Expands WSBC’s franchise by 13 offices along Rt.19 corridor in
Pittsburgh MSA
Builds on WSBC’s existing commercial/ retail presence in Pittsburgh market
Solid lending team to complement WSBC’s existing lending relationships in
Pittsburgh market
Ability to leverage WSBC’s platform across Fidelity’s commercial and retail relationships
Attractive Deposit
Franchise
Desirable branch locations
90% core deposits
Strong Financial
Results
EPS accretive in 2013, excluding merger-related expenses
Manageable earn-back period for TBV dilution of approximately four years
Double digit IRR
In excess of “Well Capitalized” guidelines on a pro forma basis
Low Risk
Significant experience in Pittsburgh market
Similar risk-averse cultures with like-minded customer focus
Proven track record of growth through acquisitions
Contained and manageable asset quality issues
Transaction Highlights

Butler County
Butler
Allegheny County
Allegheny
Pittsburgh
Pittsburgh

WesBanco
By all accounts, better.

(1) For the 12 month period ended 3/31/12
(2) Source: 2010 Census and the Bureau of Labor Statistics
Overview
Headquartered in Pittsburgh, PA
Assets of $666mm
13 Branches
Financial Highlights
(1)
Gross Loans ($mm): $345
Deposits ($mm): $471
Core ROAA: 0.30%
Core ROAE: 3.96%
NPAs/ Assets: 2.96%
TE/ TA: 7.46%
Pittsburgh MSA
(2)
Population: 2.36mm
Unemployment Rate: 6.6%

Fidelity Bancorp, Inc. Overview

Toledo
Cleveland
Pittsburgh
Wheeling
Springfield
Columbus
Dayton
Cincinnati
Charleston
Huntington

WesBanco
By all accounts, better.

WesBanco Fidelity Bancorp
Pittsburgh MSA
Rank Institution Branches
Deposits
($MM)
Market
Share
1 PNC Financial Services Group 169 38,923 48.0%
2 Bank of New York Mellon Corp. 3 8,612 10.6%
3 RBS 130 6,436 7.9%
4 F.N.B. Corp. 91 3,400 4.2%
5 Dollar Bank FSB 36 3,204 4.0%
6 First Niagara Finl Group 59 2,998 3.7%
7 First Commonwealth Financial 63 2,388 2.9%
8 Huntington Bancshares Inc. 40 2,342 2.9%
9 S&T Bancorp Inc. 28 1,631 2.0%
10 TriState Capital Holdings Inc. 2 1,561 1.9%
11 Northwest Bancshares, Inc. 28 1,026 1.3%
12 ESB Financial Corp. 22 802 1.0%
13 WFSB Mutual Holding Company 8 701 0.9%
14 Pro Forma 15 523 0.6%
15 CF Financial Corp. 9 497 0.6%
16 Fifth Third Bancorp 15 457 0.6%
17 Fidelity Bancorp Inc. 13 452 0.6%
40 WesBanco Inc. 2 71 0.1%
Total For Institutions In Market 864 81,139
Source: SNL Financial as of 6/30/11.
Logical Market Extension

❖	❖
	❖ ❖	❖ ❖
	❖ ❖ ❖ ❖	❖ ❖ ❖ ❖
	❖ ❖	

MI
Erie
NY
PA
NJ
IN
Harrisburg
Pittsburgh
Philadelphia
OH
WV
KY
VA
TN
NC
Total gas, millions of cubic feet per square mile
Marcellus Shale geologic formation
0 – 58
58 – 149
150 – 349
349 – 710
710 – 1,244
1,245 – 2,460

WesBanco
By all accounts, better.

Fidelity (13 Branches)

Source: SNL Financial, Bureau of Labor Statistics, SBA firms and employment by MSA 2007, U.S. Bureau of Land Management,
National Association of Realtors, Geology.com and Catskillmountainkeeper.org
1. As of May 2012, not seasonally adjusted
2. Federal Housing Financing Agency, seasonally adjusted
Marcellus Shale Regional Coverage
WesBanco (115 Branches)
Pittsburgh Market Highlights
Pittsburgh National
Unemployment 6.6% (1) 7.9% (1)
Residential Home Price Change (2) :
2000Q1 - 2007Q2
2007Q2 - 2012Q1
36.6%
7.6%
63.9%
(20.6%)
CRE Vacancy Rate
Office
Industrial
Retail
Multi-family
15.6%
10.0%
8.4%
3.1%
16.2%
11.0%
11.2%
4.4%
# of Businesses
< 500 employees
> 500 employees
46,604
1,736
Attractive market; broadens WSBC coverage in Marcellus Shale region
Market Highlights

Consideration
80% Stock/ 20% Cash
$4.50 in cash and 0.8275
(1)
shares of WesBanco common
stock for each of Fidelity Bancorp’s shares
Deal Value $70.8mm
TARP Redemption
$7.0mm of outstanding TARP preferred stock and related
warrants to be redeemed at or prior to closing
Cost Savings 35% of Fidelity Bancorp’s non-interest expense
One Time Restructuring Charge
$7.0 million
Board Representation
Fidelity Bancorp to receive one board seat
Due Diligence Completed
Required Approvals
Both Boards of Directors have already approved
Fidelity Bancorp shareholder approval required
Regulatory approval required
Anticipated Closing
Q4 2012
(1) Determined based on 15 day WSBC average closing price of $21.75 as of 7/17/12
Transaction Summary

(1) Pro Forma for the Fidelity Bancorp acquisition as of 3/31/12.
3/31/2012
Actual Pro Forma
(1)
Tier 1 Risk Based 12.9% 11.9%
Total Risk Based 14.2% 13.1%
TCE/ TA 6.8% 6.2%
Attractive financial returns
Earnings accretion estimated at 6% after cost savings are fully realized
5.7% TBV dilution offset by earn-back period of approximately 4 years
Double digit IRR
In excess of “Well Capitalized” guidelines on a pro forma basis
Assumptions
35% Cost Savings
Extensive credit review process
Gross loan mark of $11.8mm or 3.4%
Pro Forma Financial Impact

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

WesBanco
By all accounts, better.

Total Deposits: $4,474mm Total Deposits: $476mm Total Deposits: $4,950mm
Total Loans: $3,236mm Total Loans: $345mm Total Loans: $3,581mm
Note: Source SNL Financial, as of 3/31/12

Demand
17%
Other
Transaction
13%
MMDA &
Savings
35%
Retail Time
17%
Jumbo
Time
18%
Demand
13%
Other
Transaction
14%
MMDA &
Savings
36%
Retail Time
27%
Jumbo
Time
10%
Demand
16%
Other
Transaction
13%
MMDA &
Savings
36%
Retail Time
18%
Jumbo
Time
17%
Residential
33%
CRE
35%
Multifamily
6%
C&D
6%
C&I
10%
Other
10%
Residential
54%
CRE
22%
Multifamily
4%
C&D
6%
C&I
7%
Other
7%
Residential
35%
CRE
34%
Multifamily
6%
C&D
6%
C&I
10%
Other
9%
WesBanco Deposits Fidelity Bancorp Deposits Pro Forma Deposits
WesBanco Loans Fidelity Loans Pro Forma Loans
Pro Forma Deposits and Loans

FIDELITY Bancorp, Inc.

WesBanco
By all accounts, better.

Pricing In Line With Recent Deals
Note: Source SNL Financial, MRQ available
1. Median of deals since 2011 where the target was located in PA, WV, OH, Midatlantic, and Northeast regions, the deal value was between $20m and $500m, and the target had a Texas Ratio less than 100%
Precedent Transactions
(1)
Deal Metrics
Deal Value
$70.8 $21.3 $163.0 $162.8
Price/ Book
1.53x 1.40x 1.38x 1.34x
Price/ Tangible Book
1.62x 1.40x 1.98x 1.50x
Core Deposit Premium
6.6% 10.2% 5.2% 6.8%
Target Financials
Total Assets
$665.8 $120.3 $1,800.2
Total Deposits
$471.5 $100.5 $1,488.1
Branches
13 2 47
Deposits per Branch
$36.3 $50.3 $31.7
Core Deposits (%)
90.2% 61.3% 86.8%
Cost of Deposits (LTM)
0.93% 1.02% 1.23%
Parkvale
Bank
Gateway
Bank

History of successful consolidations.
WesBanco is focused on targeted M & A
opportunities in its higher growth metro markets
within our market areas.
Management, technology/ back office and
capital/ liquidity strength to compete for deals of
interest.
Current stock valuation provides for upside
potential for acquired bank’s shareholders.

Proven Acquisition Track Record

Natural expansion opportunity into largest deposit
market in close proximity to WSBC headquarters.
Builds on WSBC’s existing commercial/ retail
presence in Pittsburgh market.
Provides high quality branch network with no
overlap to existing WSBC branches.
Attractive financial results.
Deployment of excess capital to enhance earnings
while remaining significantly well-capitalized.
Summary

1Q’11 2Q’11 3Q’11 4Q’11 1Q’12
Total common equity $ 611,978 $ 623,037 $ 634,402 $ 633,790 $ 642,001
Less: goodwill & other
intangible assets (284,941) (284,336) (283,737) (283,150) (282,612)
Tangible common equity $  327,037 $  338,701 $  350,665 $  350,640 $  359,389
Total assets $5,368,852 $5,425,907 $5,502,158 $5,536,030 $5,600,643
Less: goodwill & other
intangible assets (284,941) (284,336) (283,737) (283,150) (282,612)
Tangible assets $5,083,911 $5,141,571 $5,218,421 $5,252,880 $5,318,031
Tangible common equity to
tangible assets 6.43% 6.59% 6.72% 6.68% 6.76%
Non-GAAP Financial Measures
WesBanco, Inc.
($ in thousands)

CORE ROAA
Net Income $ 1,685
Realized Gain on Securities (604)
Amortization of Intangibles 11
OTTI Impact to Earnings 1,097
Tax Effect (35%) (176)
Core Net Income $2,013
Average Assets $667,652
Core ROAA 0.30%
Non-GAAP Financial Measures
Fidelity Bancorp, Inc.
March 31, 2012 LTM
($ in thousands)
CORE ROAE
Net Income $ 1,685
Realized Gain on Securities (604)
Amortization of Intangibles 11
OTTI Impact to Earnings 1,097
Tax Effect (35%) (176)
Core Net Income $2,013
Average Equity $50,855
Core ROAE 3.96%

1Q’12
Total equity $ 52,141
Less: goodwill & other
intangible assets (2,653)
Tangible equity $  49,488
Total assets $665,822
Less: goodwill & other
intangible assets (2,653)
Tangible assets $663,169
Tangible equity to tangible
assets 7.46%
Non-GAAP Financial Measures
Fidelity Bancorp, Inc.
($ in thousands)